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                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

                            SEC FILE NUMBER 811-07384

Filed By Registrant                         [X]
Filed By Party Other Than Registrant        [ ]

Check Appropriate Box
[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2)
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

           Name of Registrant: Nicholas-Applegate Institutional Funds

  Name of Person Filing Proxy Statement: Deborah A. Wussow, Assistant Secretary

Payment of Filing Fee

[X]  No fee required


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NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
600 West Broadway
San Diego, California  92101

                                                               February 15, 2002

Dear Shareholder:

     Our on-going objective of generating superior investment results has caused Nicholas-Applegate to seek a different approach. We seek to exploit desirable investment opportunities on the one hand and limit the risk associated with pursuing the approach on the other. Therefore, Nicholas-Applegate is asking shareholders to approve an amendment to a fundamental investment policy of the Nicholas-Applegate Global Technology Fund (the "Fund") related to industry concentration as more fully described below and in the Proxy Statement.

     The Fund has adopted the following fundamental policy that cannot be changed without the affirmative vote of a majority of outstanding shares of the
Fund:

          The Fund may not invest 25% or more of the market value of its total assets in the securities of issuers in any one particular industry.

     In view of the ultimate objective of providing superior investment results, we believe that eliminating this policy, also known as the "industry concentration restriction," would reinforce our efforts. Although concentrating a portfolio in a particular industry presents some risks, Nicholas-Applegate believes that combining industry concentration with its bottom-up stock selection is the best way to exploit the desired investment potential.

         You are cordially invited to attend a special meeting of shareholders (the "Special Meeting") of the Nicholas-Applegate Institutional Funds (the "Trust") to be held on March 21, 2002 at 10 a.m., San Diego time, at the offices of the Trust, 600 West Broadway, 30th Floor, San Diego, California 92101. At the Special Meeting, shareholders of the Fund (the "Fund") will be asked to approve an amendment to the Fund's fundamental investment restrictions on concentrating portfolio investments in certain industries.

     THE BOARD OF TRUSTEES BELIEVES THE PROPOSED AMENDMENT TO THE FUND'S FUNDAMENTAL INVESTMENT POLICIES WILL ALLOW THE FUND TO PURSUE A MORE FLEXIBLE INVESTMENT STRATEGY. ACCORDINGLY, THE TRUSTEES RECOMMEND THAT YOU VOTE "FOR" THE PROPOSAL TO CHANGE THE FUND'S FUNDAMENTAL INVESTMENT POLICIES. THE AMENDMENT WILL BE EFFECTED WITH RESPECT TO THE FUND ONLY IF APPROVED BY A MAJORITY OF THE FUND'S OUTSTANDING SHARES VOTED IN PERSON OR REPRESENTED BY PROXY. YOUR VOTE IS EXTREMELY IMPORTANT. WE HOPE YOU WILL PARTICIPATE BY CASTING YOUR VOTE IN PERSON, OR BY PROXY IF YOU ARE UNABLE TO ATTEND THE MEETING.

     We thank you for your attention to this matter. We look forward to seeing you at the Special Meeting or receiving your proxy card(s) so your shares may be voted at the Special

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Meeting. If you have any questions on voting of proxies or the proposal to be considered at the Special Meeting, please call us toll-free at 1-800-551-8643.


                                                          Sincerely,



                                                          Arthur E. Nicholas
                                                          Chairman of the Board

SHAREHOLDERS ARE URGED TO SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE SO AS TO BE REPRESENTED AT THE MEETING.


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                     NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
                          600 WEST BROADWAY, 30TH FLOOR
                           SAN DIEGO, CALIFORNIA 92101

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD MARCH 21, 2002

     A Special Meeting of Shareholders (the "Special Meeting") of the Global Technology Fund (the "Fund") of the Nicholas-Applegate Institutional Funds (the "Trust") will be held at 10 a.m., (San Diego time) on March 21, 2002 at the offices of the Trust, 600 West Broadway, San Diego, California 92101 for the following purposes:

     1. To approve a proposal to amend the Fund's fundamental investment policy on industry concentration of the Fund's portfolio investments. Your Board of Trustees recommends that you vote FOR this proposal.

     2. To transact any other business as may properly come before the meeting or any adjournment thereof.

     Shareholders of record of the Trust at the close of business on February 1, 2002, will be entitled to notice of and to vote at the Special Meeting or any adjournment thereof. Each shareholder is requested to sign, date and return the enclosed proxy card(s) without delay, even if you plan to attend the Special Meeting. A postage-paid envelope is enclosed for this purpose. Any shareholder present at the Special Meeting may vote personally on all matters brought before the Special Meeting and in that event your proxy will not be used.



                                              By Order of the Board of Trustees



                                              Charles H. Field, Jr.
                                              Secretary

Dated:  February 15, 2002

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                               VOTING INFORMATION

     The Trust is furnishing this Proxy Statement in connection with the solicitation of proxies for use at a special meeting of shareholders to be held March 21, 2002 and at any adjournment thereof (the "Special Meeting"). Shareholders of record at the close of business on February 1, 2002 (the "Record Date") are entitled to vote at the Special Meeting or any adjourned session. These proxy materials are being mailed on or about February 15, 2002.

     Each shareholder of the Fund is entitled to vote for each full share and a fractional vote for each fractional share outstanding on the books of the Trust in the name of the shareholder or his or her nominee on the Record Date. If a shareholder specifies how to vote on a proposal, it will be voted accordingly. If the shareholder gives no direction, the proxy will be voted FOR the proposals described in this Proxy Statement. The proxy confers discretionary authority on the persons designated therein to vote on other business not currently contemplated which may properly come before the Special Meeting. A shareholder may revoke a proxy at any time prior to use by revoking the proxy with the Secretary of the Trust, by submitting a proxy bearing a later date, or by attending and voting at the Special Meeting.

     The presence in person or by proxy of more than one-third of the outstanding shares of beneficial interest of the Fund entitled to vote at the Special Meeting will constitute a quorum for the Fund. For purposes of determining the presence of a quorum, shares represented by abstentions and "broker non-votes" will be counted as present and have the effect of a "No" vote at the Special Meeting. If a quorum is not present at the Special Meeting, sufficient votes in favor of the proposals set forth in the Notice of Meeting are not received by the time scheduled for the Special Meeting, or the holders of shares present in person or by proxy determine to adjourn the Special Meeting for any reason, the shareholders present in person or by proxy may adjourn the Special Meeting from time to time, without notice other than announcement at the Special Meeting or any adjournment thereof. Any adjournment will require the affirmative vote of shareholders holding a majority of the shares present in person or by proxy at the Special Meeting. The persons named in this Proxy Statement will vote in favor of adjournment those favorable shares which they represent if adjournment is necessary to obtain a quorum or to obtain a favorable vote on any proposal, or for any other reason they determine is appropriate. Business may be conducted once a quorum is present and may continue until adjournment of the Special Meeting, notwithstanding the withdrawal or temporary absence of sufficient shares to reduce the number present to less than a quorum.

     In addition to solicitations by mail, proxies may be solicited by officers and regular employees of Nicholas-Applegate Capital Management the Fund's investment adviser, ("Nicholas-Applegate"), by personal interview, by telephone or by facsimile. Nicholas-Applegate will bear the cost of solicitation of proxies, including the cost of printing, preparing, assembling, and mailing the Notice of Meeting, Proxy Statement and form of Proxy.


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OUTSTANDING SHARES

     As of the Record Date, the Global Technology Fund (the "Fund") had total assets of $______________with ____________________ shares outstanding.

     On the Record Date, the following shareholders owned of record more than 5 percent of the outstanding shares of the Fund:

SHAREHOLDER NAME                            SHARES OWNED      PERCENTAGE OF FUND





     Except as otherwise indicated, the officers and Trustees of the Trust as a group owned less than one percent of the outstanding shares of the Fund on the Record Date.

PROPOSAL 1.  TO APPROVE AN AMENDMENT TO THE FUND'S FUNDAMENTAL INVESTMENT
POLICIES

     The Fund is an open-end diversified investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). It seeks maximum long-term capital appreciation by investing primarily in the equity securities of U.S. and foreign companies with business operations in the technology and technology-related industries. These companies may include, for example, companies that develop, produce and distribute products or services in the computer, semi-conductor, electronics, communications, health care, and biotechnology sectors. In analyzing specific companies for possible investment, Nicholas-Applegate Investment Adviser focuses on a "bottom-up" analysis of the financial conditions and competitiveness of individual companies worldwide.

     The Fund has adopted the following fundamental policy that cannot be changed without the affirmative vote of a majority of outstanding shares of the
Fund:

          The Fund may not invest 25% or more of the market value of its total assets in the securities of issuers in any one particular industry.

     The Fund is asking its shareholders to amend its fundamental investment policy on industry concentration by removing the 25% limitation, which will increase the Fund's flexibility to focus on concentrated industries within the global technology sector as explained below.

     There are three large industries that dominate the technology sector: software, semiconductors, and computer/office automation. The Fund's benchmark, the Merrill Lynch 100 Technology Index, has assigned a significant weighting to each of these three industries. The Fund's industry concentration restriction deprives the Nicholas-Applegate of its ability to exercise independent judgment to over weight a dominant industry relative to the Index at a time when it is bullish on that industry. It also seriously affects the ability to manage the Fund in the


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event of a negative change in outlook in any one of these industries. For example, if Nicholas-Applegate grows bearish on semiconductors, it would be difficult to under weight semiconductors without violating the 25% restriction in software or computer/office automation. Furthermore, the situation could become intolerable if one of these dominant industries becomes more than 25% of the Index, an outcome Nicholas-Applegate believes is within the realm of real possibilities.

     If shareholders approve the change in the investment policy, a principal risk of the Fund will change. One risk consideration is that by having the ability to concentrate its assets in a particular industry, the Fund is more vulnerable to any single economic, political, or regulatory event affecting that particular industry than it otherwise would be. This could cause the Fund's share price to be more volatile than a fund that allocates its assets across more industries. Another implication is that by concentrating in one industry the Fund could be under weighted in another industry at a time when that industry's stock prices are advancing in the market. In such a case, the Fund would miss the positive investment opportunities of the advancing industry.

     Nicholas-Applegate will seek to minimize these risks through active management and adherence to its investment philosophy. As always, Nicholas-Applegate allocates the Fund's assets among securities and industries that it expects to provide the best investment opportunities. Nicholas-Applegate selects stocks based on company specific fundamentals - positive change, sustainability and timeliness. In addition, Nicholas-Applegate will advise the Board of Trustees of the Trust and obtain its approval to make additional investments in an industry when: (1) investment in the industry exceeds 25% of the Fund's total assets; and (2) the Fund's investment in the industry exceeds 150% of that industry's weighting in the Merrill Lynch 100 Technology Index. The Board can amend this notification and approval requirement at any time in its own discretion. To allow Nicholas-Applegate to be in a position to adjust to an ever-changing market, particularly one that changes as rapidly as the technology sector, we ask that you approve the removal of the industry concentration restriction.

     If the required approval of the amendment to the fundamental investment policy with respect to industry concentration is not obtained, the Fund's investment policy will remain unchanged.


BOARD EVALUATION AND RECOMMENDATION

     The Trustees believe that the proposed amendment to the Fund's fundamental investment policies will expand the investment opportunities available to the Fund. The proposed amendment will not affect the Fund's investment objective. The proposed change in the Fund's fundamental policies will allow the Fund greater flexibility to respond to future investment opportunities but it may increase the risk of investing in the Fund, realizing this the Board of Trustees of the Trust instituted the oversight requirement discussed above once investment in an industry exceeds 25% of the Fund's total assets and exceeds 150% of that industry's weighting in the Merrill Lynch 100 Technology Index. The Board of Trustees believes that their oversight will minimize the risk associated with the change in the fundamental investment policy of the Fund. Accordingly, the Trustees recommend that you approve the proposal to eliminate the 25 percent industry concentration limitation.

     THE TRUSTEES OF THE FUND RECOMMEND THAT THE SHAREHOLDERS OF THE FUND VOTE FOR THE PROPOSAL TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY.


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VOTE REQUIRED

     Shareholders of the Fund will vote on the approval or disapproval of the amendment to the Fund's fundamental investment policy. Approval of the amendment will require approval of the vote of the outstanding voting securities of the Fund, as defined in the Investment Company Act of 1940. A vote of the majority of the outstanding voting securities of the Fund means the lesser of (A) 67 percent or more of the voting securities present at such meeting, if the holders of more than 50 percent of the outstanding voting securities are present or represented by proxy; (B) more than 50 percent of the outstanding voting securities of the Fund.


     THE BOARD OF TRUSTEES, INCLUDING ITS INDEPENDENT TRUSTEES,
     RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL 1


IV.  OTHER MATTERS

     At the time of the preparation of this Proxy Statement, management knows of no other matters that may properly be, or which are likely to be, brought before the Special Meeting. However, if any other business shall properly come before the Special Meeting, the persons named in the proxy intend to vote thereon in accordance with their best judgment.

     So far as management is presently aware, there is no litigation pending or threatened against the Funds.

     The Trust will furnish to you upon request, without charge, a copy of the latest annual report for the Trust's fiscal year and a copy of the latest semi-annual report for any subsequent semi-annual period. Please direct requests by calling 1-800-551-8643 or by writing the Trust at 600 West Broadway, 30th Floor, San Diego, California 92101.

III. NEXT MEETING OF SHAREHOLDERS

     The Trust is not required to hold annual or other periodic meetings of shareholders except as required by the Investment Company Act of 1940, and does not intend to do so. The next meeting of shareholders will be held at such time as the Board of Trustees may determine or at such time as may be legally required. Any shareholder proposal intended to be presented at such meeting must be received by the Trust at its office a reasonable time prior to the meeting, as determined by the Board of Trustees, to be included in the Trust's proxy statement and form of proxy relating to such meeting, and must satisfy all other federal and state legal requirements.

         PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT
                        PROMPTLY IN THE ENCLOSED ENVELOPE


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               NICHOLAS-APPLEGATE GLOBAL TECHNOOGY FUND SERIES OF
                     NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS

                    PROXY SOLICITED BY THE BOARD OF TRUSTEES

The undersigned hereby appoint(s) E. Blake Moore, Jr., Charles H. Field, Jr. and Deborah A. Wussow or any one or more of them, proxies, with full power of substitution, to vote all shares of the Nicholas-Applegate Global Technology Fund of the Nicholas-Applegate Institutional Funds which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Global Technology Fund to be held at the offices of the Nicholas-Applegate Institutional Funds at 600 West Broadway 30th Floor, San Diego, California 92101, on March 21, 2002 at 10 a.m. (San Diego time) and at any adjournment thereof. This Proxy shall be voted on the proposal described in the Proxy Statement as instructed. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED "FOR" THE PROPOSAL.

This Proxy will not be voted unless it is dated and signed exactly as instructed below.



---------------------------------------                       -----------------
Signature, Title, if applicable                               Date



---------------------------------------
Signature, if held jointly

Please indicate your vote by an "X" in the appropriate box below.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

1.   TO APPROVE THE AMENDMENT TO THE FUND'S INVESTMENT
 POLICY ON INDUSTRY CONCENTRATION

         FOR [  ]          AGAINST [  ]                       ABSTAIN [  ]


PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.


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